Exhibit 99.1

PLUGINZ, LLC AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2006 & 2005

Table of Contents

Report of Independent Certified Public Accountants	F – 2

Consolidated Balance Sheets	F – 3

Consolidated Statements of Operations	F – 4

Consolidated Statements of Changes in Members’ Equity	F – 5

Consolidated Statements of Cash Flows	F – 6

Notes to Consolidated Financial Statements	F – 7-14

Report of Independent Registered Public Accounting Firm

To the members and board of directors
Pluginz, LLC and Subsidiaries:

We have audited the accompanying consolidated balance sheets of Pluginz, LLC and Subsidiaries, as of December 31, 2006 and 2005, and the related consolidated statements of operations, members’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pluginz, LLC  as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern.  As more fully described in Note 2, the Company’s need to seek new sources or methods of financing or revenue to pursue its business strategy, raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans as to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

JEWETT, SCHWARTZ, WOLFE & ASSOCIATES

Hollywood, Florida,
January 4, 2008

PLUGINZ, LLC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31,

	2006	2005
ASSETS

CURRENT ASSETS
Cash	$9,282	$7,408
Accounts receivable, net	2,476	34,408
Prepaid expenses and other current assets	2,385	8,823

TOTAL CURRENT ASSETS	14,143	50,639

Property and equipment, net	14,569	26,994

Other assets	2,000	2,000

TOTAL ASSETS	$30,712	$79,633

LIABILITIES AND MEMBER'S EQUITY (DEFICIT)

CURRENT LIABILITIES
Accrued expenses	$32,247	$62,754
Loans from related parties	7,000	2,000

TOTAL CURRENT LIABILITIES	39,247	64,754

Long term liabilities	-	-

TOTAL LIABILITIES	39,247	64,754

Commitments and contingencies	-	-

MEMBER'S EQUITY (DEFICIT)	(8,535)	14,879

TOTAL LIABILITIES AND MEMBER'S EQUITY (DEFICIT)	$30,712	$79,633

PLUGINZ, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the years ended December 31,

	2006	2005

Revenues	$429,107	$334,597
Cost of Sales	411,763	292,514
Gross Profit	17,344	42,083

Operating expenses:
Selling, general & administrative expenses	220,359	240,203
Research & Development	414,804	527,516
Depreciation	12,425	10,281
Total operating expenses	647,588	778,000

Loss from operations before other expense	(630,244)	(735,917)

Other expense	-	72

Net loss before provision for income taxes	(630,244)	(735,845)

Provision for income taxes	-	-

Net loss	$(630,244)	$(735,845)

PLUGINZ, LLC AND SUBSDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' EQUITY

	Common Stock
	x,000,000,000 shares authorized
	Shares	Par Value $.000x	Additional Paid-in	Retained Earngings(Accumulated
	Issued	per share	Capital	Deficit)	Total

BALANCE - DECEMBER 31, 2004	-	$-	$118,438	$(116,640)	$1,798

Capital contribution by Visual Media, Inc.			748,926		748,926

Net loss				(735,845)	(735,845)

BALANCE - DECEMBER 31, 2005	-	-	867,364	(852,485)	14,879

Capital contribution by Visual Media, Inc.			606,830		606,830
Acquisition of subsidiaries by Pluginz, LLC

Net loss				(630,244)	(630,244)

BALANCE - SEPTEMBER 30, 2006 (Unaudited)	-	$-	$1,474,194	$(1,482,729)	$(8,535)

PLUGINZ, LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

	2006	2005

Cash flows from operating activities:
Net loss	$(630,244)	$(735,845)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	12,425	10,281
Changes in operating assets and liabilities:
Accounts receivable	31,932	(34,408)
Prepaid expenses and other deposits	6,438	(10,823)
Accrued liabilities	(30,507)	62,756

Net cash used in operating activities	(609,956)	(708,039)

Cash flows used in investing activities:
Purchase of equipment	-	(37,275)

Net cash used in investing activities	-	(37,275)

Cash flows from financing activities:
Proceeds from loan from related party	5,000	2,000
Proceeds from capital contribution for subsidiaries	606,830	748,926

Net cash provided by financing activities	611,830	750,926

Net increase in cash	1,874	5,612

Cash at beginning of year	7,408	1,796

Cash at end of year	$9,282	$7,408

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$-	$-
Cash paid for taxes	$-	$-

Supplemental disclosure of non-cash financing activities
Shares issued in lieu of compensation	$-	$-

PLUGINZ, LLC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006AND 2005

NOTE 1 – ORGANIZATION

Pluginz, LLC (a Limited Liability Company) was formed under the laws of the state of California on September 29, 2006, for the purpose of owning 100% of the capital stock of both Pluginz, Inc., a Florida corporation and Plugin Stores, Inc. (formerly Visual Media FX, Inc.), a Delaware corporation (collectively, “Pluginz” or the “Company”).  Both of these entities are C Corporations.

Pluginz, Inc. was formed on April 4, 2001 to engage in any lawful corporate undertaking, including but not limited to, operating an e-commerce business.  Plugin Stores, inc. was originally formed as Visual Media FX, Inc. on January 11, 2005, to engage in any lawful corporate undertaking, including but not limited to, operating an e-commerce business. The Company has been engaged in business prior to 2005.

The Company’s primary business is the operation of a network of websites (the “Pluginz Network”) that provide community resources and the sale of a broad range of third party software (i.e. plug-ins) and other after market tools for the creative industries, such as film, television, graphic design, and video game development.  The Pluginz Network consists of the Company’s flagship website, Pluginz.com, in addition to a number of niche specific websites designed to cater to the needs of specific types of creative professionals and non-professional enthusiasts.  Additionally, each website utilizes a sophisticated product classification scheme designed to make a large catalog of products navigable by relevance to the specific needs of creative professionals.  Many of the products offered by the Company are delivered to customers as digital downloads.  However, the Company also offers software, training materials, media content and hardware products that are delivered via physical shipment.

In January 2005, Pluginz, Inc. was acquired by Visual Media, Inc., a Delaware corporation (“Visual Media”), as part of a deal for Visual Media to receive Series A venture financing from Benchmark Capital and 3i in London, UK.  Visual Media was formed by the principals of Pluginz and several other individuals for the purpose of commercializing an open source software platform with a view towards becoming synergistic with Pluginz.  In November 2006 a management buyout of the Pluginz business from Visual Media was facilitated by Robert Lott with the assistance of Knowledge Market, Inc. in which Pluginz, LLC acquired 100% of the capital stock of both Pluginz, Inc. and Plugin Stores, Inc.

NOTE 2 – GOING CONCERN

These financial statements have been prepared assuming that the Company will continue as a going concern.  The Company’s independent accountants have included a “going concern” paragraph in their audit report accompanying these financial statements that cautions users of the statements that the Company needs to seek new sources or methods of financing or revenue to pursue its business strategy.  The financial statements do no include any adjustments that might result from the outcome of this uncertainty.  The Company will continue to pursue additional capital investment.  However, there can be no assurance that the Company will be able to successfully acquire the necessary capital investment or revenue to continue their on-going efforts and continue operations.  These factors, among others, create an uncertainty about the Company’s ability to continue as a going concern.

PLUGINZ, LLC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006AND 2005

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Pluginz, LLC and its wholly-owned subsidiaries, Pluginz, Inc. and Plugin Stores, Inc.   All significant intercompany accounts and transactions have been eliminated in consolidation.

Revenue Recognition

The Company has adopted and follows the guidance provided in the Securities and Exchange Commission’s (SEC) Staff Accounting Bulletin (SAB) No. 104 “Revenue Recognition” which states that revenue is realized and earned when all of the following criteria are met: (a) persuasive evidence of the arrangement exists, (b) delivery has occurred or services have been rendered, (c) the seller’s price to the buyer is fixed and determinable and (d) collectibility is reasonably assured.  The Company currently recognizes revenue at point of sale, which is also the date of delivery.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and accounts receivable. The carrying amount of these financial instruments has been estimated by management to approximate fair value.

Cash

The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

PLUGINZ, LLC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006AND 2005

Accounts Receivable

The Company’s accounts receivable consist of credit card payments in transit that from sales that occurred prior to the year end.    Judgments are made with respect to the collectibility of account receivable based on historical experience and current economic trends.   The Company considers all accounts receivable fully collectible, therefore no allowance for doubtful accounts has been made as of December 31, 2006 and 2005

Property and Equipment, net

Property and equipment are stated at cost and depreciated over estimated useful lives of three years using the straight-line method. Leasehold improvements are amortized on a straight-line basis over the lease term.

Research and Development Costs

Research and development costs incurred in the development of new products and the Company’s technology infrastructure are expensed as incurred.  These costs include primarily salaries and supplies.

Impairment of Long-lived Assets

The Company reviews long-lived assets for impairment whenever circumstances and situations change that may indicate that the carrying amounts may not be recovered.  At December 31, 2006 and 2005 the Company believes that there has been no impairment of its long-lived assets.

Advertising Costs

The Company expenses all advertising costs as incurred.   Expenses incurred for advertising and marketing as of December 31, 2006 and 2005 were $25,493 and $27,280, respectively.

Income Taxes

Federal and state income tax regulations do not require a Limited Liability Company to pay income taxes. Rather each member’s allocable share of the Company’s profit or loss is reported in each member’s individual income tax return. Accordingly, no provision or liability for income taxes is reflected in the accompanying financial statements for the parent company.

For the wholly owned subsidiaries, the Company uses the liability method for income taxes as required by SFAS No. 109 "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established when it is more likely than not that the deferred tax assets will not be realized.

PLUGINZ, LLC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006AND 2005

Earnings Per Share

Basic earnings per share is computed by dividing net income available to common   shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.

Recent Accounting Pronouncements

Business Combinations- In December 2007, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 141(R) “Business Combinations” (SFAS 141(R)).  This Statement replaces the original FASB Statement No. 141.  This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. The objective of this SFAS 141(R) is to improve the relevance, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. To accomplish that, SFAS 141(R) establishes principles and requirements for how the acquirer:

a.	Recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree.
b.	Recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase.
c.	Determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.

This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 and may not be applied before that date. The Company is unable at this time to determine the effect that its adoption of SFAS 141(R) will have on its consolidated results of operations and financial condition.

Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51 -In December 2007, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 160 “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (SFAS 160).  This Statement amends the original Accounting Review Board (ARB) No. 51 “Consolidated Financial Statements” to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This Statement is effective for fiscal years and interim periods within those fiscal years, beginning on or after December 15, 2008 and may not be applied before that date.  The Company is unable at this time to determine the effect that its adoption of SFAS 160 will have on its consolidated results of operations and financial condition.

PLUGINZ, LLC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006AND 2005

Fair Value Option for Financial Assets and Financial Liabilities- In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (SFAS 159), which becomes effective for the Company on February 1, 2008, permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument. The Company does not anticipate that the election, of this fair-value option will have a material effect on its consolidated financial condition, results of operations, cash flows or disclosures.

Fair Value Measurements- In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies’ measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2008. The Company is unable at this time to determine the effect that its adoption of SFAS 157 will have on its consolidated results of operations and financial condition.

Accounting Changes and Error Corrections- In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" (SFAS 154), which replaces Accounting Principles Board (APB) Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements - An Amendment of APB Opinion No. 28." SFAS 154

Recent Accounting Pronouncements - continued

provides guidance on the accounting for and reporting of accounting changes and error corrections, and it establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company adopted SFAS 154 in the first quarter of fiscal year 2007 and does not expect it to have a material impact on its consolidated results of operations and financial condition.

PLUGINZ, LLC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006AND 2005

NOTE 3 –PROPERTY AND EQUIPMENT, NET

Property and equipment at December 31, 2006 and 2005 consists of the following:

	December 31, 2006	December 31, 2005
Computers and related equipment	$37.275	$37,275
Accumulated depreciation	(22,706)	(10,281)

Property and equipment, net	$14569	$26,994

Depreciation expense for the years ended December 31, 2006 and December 31, 2005 was $12,425 and $10,281, respectively

NOTE 4 – RELATED PARTY

Related party loans

During 2005 and 2006, various officers and investors have loaned funds to the Company to be used as working capital as needed.  The loans have no stated interest and are due upon demand.  The balance of the loans as of December 31, 2006 and 2005 was $7,000 and $2,000, respectively.  In lieu of a stated interest rate, the Company imputes interest at 8% based on the average loan balance.  As a result, the Company has recorded interest expense of $360 and $160 for the years ended December 31, 2006 and 2005, respectively.

NOTE 5 – LEASES

The Company currently leases its office facility.  Under the terms of the lease, the Company pays approximately $3,300 each month, through September 30, 2007.  The total payments required to be made under this lease in 2007 is $29,700.  After that time, the lease will continue on a month to month basis until canceled by either party.

PLUGINZ, LLC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006AND 2005

NOTE 6 -   INCOME TAXES

The provision (benefit) for income taxes from continued operations for the years ended December 31, 2006 and 2005 consist of the following:

	December 31,
	2006	2005
Current:
Federal	$-	$-
State	-	-

	-	-
Deferred:
Federal	$(215,000)	$(250,000)
State	(37,800)	(44,150)
	(252,800)	(294,150)
Benefit from the operating loss carryforward	252,800	294,150

Benefit for income taxes, net	$-	$-

The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense is as follows:

	December 31,
	2006	2005

Statutory federal income tax rate	34.0%	34.0%
Decrease in valuation allowance	(40.0)%	(40.0)%
State income taxes	6.0%	6.0%

Effective tax rate	(0)%	(0)%

Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes.   The net deferred tax assets and liabilities are comprised of the following:

	2006	2005
Deferred income tax asset:
Net operating loss carry-forwards	$627,000	$732,000
Valuation allowance	(627,000)	(732,000)
Deferred income tax asset	$-	$-

PLUGINZ, LLC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2006AND 2005

The Company has a net operating loss carryforward of approximately $1,494,000 available to offset future taxable income through 2019.

The Company has made a 100% valuation allowance of the deferred income tax asset at December 31, 2006, as it is not expected that the deferred tax assets will be realized.  The net increase in valuation allowance during the year ended December 31, 2006 was $0.

In accordance with IRC Section 382, the Company may be limited in its ability to recognize the benefit of future net operating loss carry-forwards. Consequently, the Company did not include a benefit from operating loss carry forwards.

NOTE 7 – SUBSEQUENT EVENT

On November 27, 2007, the Company entered into a Stock Purchase Agreement with Planettraks, Inc, a Nevada corporation, which is a wholly-owned subsidiary of Planetlink Communications, Inc. (the “Registrant”).  Under the terms of the agreement, the Company sold to the Purchaser all of the capital stock that the Seller owned in DnC (the “Shares’), in accordance with the terms and conditions of the agreement in exchange for 250,000,000 shares of the Registrant’s common stock and 1,250,000 shares of the Registrant’s Series A preferred stock.  After the exchange, the Company became the majority stockholder, holding over 70% of the outstanding votes of the Registrant.  As a result, a change of control of the Registrant has occurred.